UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 22, 2025
ADOBE INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ADBE	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Amendment and Restatement of 2019 Equity Incentive Plan

On April 22, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Adobe Inc. (the "Company"), the Company’s stockholders approved the Adobe Inc. 2019 Equity Incentive Plan, as amended (the “2019 Plan”), to increase the available share reserve by 7 million shares as described in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2025 (the “Proxy Statement”). The amended 2019 Plan previously had been approved, subject to stockholder approval, by the Company's Executive Compensation Committee of the Board of Directors.

A summary of the 2019 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the 2019 Plan are qualified in their entirety by reference to the text of the 2019 Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2025, the Board of Directors of the Company (the “Board”) approved and adopted amendments to the Company’s bylaws (as amended, the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments contained in the Amended and Restated Bylaws:

•Address the universal proxy rules adopted by the SEC, by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has, or is part of a group that has, complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including applicable notice and solicitation requirements.

•Update and enhance certain procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act or nominations through proxy access).

•Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, which shall be reserved for exclusive use by the Board.

•Revise and align the advance notice windows for nominations and other business to be properly brought before an annual meeting by a stockholder to not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders. As a result, to be considered at the Company’s 2026 Annual Meeting of Stockholders, a stockholder’s nomination or proposal of other business must be delivered to, or mailed and received by, the Company’s Secretary at the Company’s principal executive offices not later than the close of business on January 22, 2026 nor earlier than the close of business on December 23, 2025.

The Amended and Restated Bylaws also incorporate certain technical, clarifying and conforming changes, including to reflect updates to the Delaware General Corporation Law.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, held on April 22, 2025, the Company’s stockholders approved proposals one through four and did not approve proposal five listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

1.  Elect eleven members of the Board, each to serve for a one-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Cristiano Amon	318,745,129	3,895,985	4,557,001	42,812,705
Amy Banse	289,072,529	33,572,730	4,552,856	42,812,705
Melanie Boulden	318,954,566	3,710,825	4,532,724	42,812,705
Frank Calderoni	292,461,917	30,204,777	4,531,421	42,812,705
Laura Desmond	311,242,715	11,434,041	4,521,359	42,812,705
Shantanu Narayen	290,878,562	31,416,242	4,903,311	42,812,705
Spencer Neumann	321,317,197	1,347,991	4,532,927	42,812,705
Kathleen Oberg	315,422,395	6,845,011	4,930,709	42,812,705
Dheeraj Pandey	321,314,128	1,363,483	4,520,504	42,812,705
David Ricks	318,608,687	4,051,998	4,537,430	42,812,705
Daniel Rosensweig	304,024,889	18,425,896	4,747,330	42,812,705

2. Approve the 2019 Plan to increase the available share reserve by 7 million shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
303,412,998	19,079,403	4,705,714	42,812,705

3.  Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on November 28, 2025.

Votes For	Votes Against	Abstentions
331,634,957	33,109,712	5,266,151

4.  Approve, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
259,027,865	63,389,204	4,781,046	42,812,705

5. Vote upon a stockholder proposal regarding a vote on golden parachutes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,733,558	168,426,385	5,038,172	42,812,705

Item 9.01 Financial Statements and Exhibits.

 (d)    Exhibits

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	Filing Date	Number	SEC File No.	Filed Herewith

3.1	Amended and Restated Bylaws of Adobe Inc.					X

10.1	2019 Equity Incentive Plan, as amended					X

104	Cover Page Interactive Data File (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE INC.

Date: April 24, 2025	By:	/s/ DANIEL DURN
Daniel Durn
Chief Financial Officer and Executive Vice President, Finance, Technology, Security and Operations

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